UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 12, 2006
LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)
(337) 233-1307
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On June 12, 2006, LHC Group, Inc. (the “Company”), amended the LHC Group, Inc. Amended and Restated 2005 Non-Employee Directors Compensation Plan (the “Directors Compensation Plan”). The amendment provides for initial awards of 3,500 shares of restricted stock and 2,000 stock options to newly-appointed directors. A copy of the Directors Compensation Plan is filed as Exhibit 99.1 to this Current Report on Form 8-K.
     On June 13, 2006, the stockholders of the Company approved the LHC Group, Inc. 2006 Employee Stock Purchase Plan (the “ESPP”). A total of 250,000 shares of the Company’s common stock are reserved and available for issuance pursuant to the ESPP. A description of the material terms of the ESPP was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2006. A copy of the ESPP is filed as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	Amendment to the LHC Group, Inc. Amended and Restated 2005 Non-Employee Directors Compensation Plan

99.2	LHC Group, Inc. 2006 Employee Stock Purchase Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.
By:	/s/ Barry E. Stewart
Barry E. Stewart
Senior Vice President and Chief Financial Officer

Dated: June 16, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Amendment to the LHC Group, Inc. Amended and Restated 2005 Non-Employee Directors Compensation Plan

99.2	LHC Group, Inc. 2006 Employee Stock Purchase Plan